Note 2 Management's Plan (Details Narrative) (USD $)	12 Months Ended
Dec. 31, 2012
Text Block [Abstract]
Approximate cash position	$ 3,300,000
Approximate monthly expenditures	250,000
Debt service	0
Operational funding	2014-04
Liquidity Arrangement Description	In May 2011, the Company signed an agreement with an instituitonal investor to sell up to $20 million of common stock. The institutional investor has commited to invest up to $20 million in the Company's common stock over a 30-month period with the remaining available amount of $15,300,003. Management believes it has raised sufficient capital to finance its operations through October 2013.
Liquidity Arrangement - Value Of Third Party Investment	20,000,000
Remaining Fnds Available Under Liquidity Arrangement	13,950,003
Additional funding by the exercise of outstanding warrants	$ 1,500,000
Warrants expiration date	2013-09